Exhibit 35.2

OFFICER’S CERTIFICATE

I, Karen Montbach, a Managing Director of Citibank, N.A. (the “Company”), hereby certify, with respect to the Pooling and Servicing Agreements listed on the attached Exhibit A, the following

1. A review of the Company’s activities as Securities Administrator during the reporting period ending December 31, 2020 and its performance under the Agreements have been made under my supervision.

2.To the best of my knowledge, based on such review, as of and for the reporting period ending December 31, 2020, the Company has fulfilled all of its obligations under the Agreements in all material respects throughout the reporting period.

This statement is given by the undersigned as an authorized officer of the Company and not in the undersigned’s individual capacity.

Date:	March 1, 2021

Citibank, N.A.

		By:	/s/ Karen Montbach
		Name:	Karen Montbach
		Title:	Managing Director

EXHIBIT A

PSAs and Transactions

1.

Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and U.S. Bank National Association, as trustee for Sequoia Mortgage Trust, 2012-2 Mortgage Pass-Through Certificates, Series 2012-2.

2.

Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee for Sequoia Mortgage Trust, 2012-3 Mortgage Pass-Through Certificates, Series 2012-3.

3.

Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB,  as trustee for Sequoia Mortgage Trust, 2012-4 Mortgage Pass-Through Certificates, Series 2012-4

4.

Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB,  as trustee for Sequoia Mortgage Trust, 2012-5 Mortgage Pass-Through Certificates, Series 2012-5

5.

Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB,  as trustee for Sequoia Mortgage Trust, 2012-6 Mortgage Pass-Through Certificates, Series 2012-6

6.

Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB,  as trustee for Sequoia Mortgage Trust, 2013-1 Mortgage Pass-Through Certificates, Series 2013-1

7.

Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB,  as trustee for Sequoia Mortgage Trust, 2013-2 Mortgage Pass-Through Certificates, Series 2013-2

8.

Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of

Wilmington Savings Fund Society, FSB, as trustee for Sequoia Mortgage Trust, 2013-3 Mortgage Pass-Through Certificates, Series 2013-3
9.

Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB,  as trustee for Sequoia Mortgage Trust, 2013-4 Mortgage Pass-Through Certificates, Series 2013-4

10.

Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB,  as trustee for Sequoia Mortgage Trust, 2013-6 Mortgage Pass-Through Certificates, Series 2013-6

11.

Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2013-7 Mortgage Pass-Through Certificates, Series 2013-7

12.

Pooling and Servicing Agreement, dated as of June 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2013-8 Mortgage Pass-Through Certificates, Series 2013-8.

13.

Pooling and Servicing Agreement, dated as of June 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2013-9 Mortgage Pass-Through Certificates, Series 2013-9.

14.

Pooling and Servicing Agreement, dated as of July 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2013-10 Mortgage Pass-Through Certificates, Series 2013-10.

15.

Pooling and Servicing Agreement, dated as of August 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2013-11 Mortgage Pass-Through Certificates, Series 2013-11.

16.

Pooling and Servicing Agreement, dated as of November 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2013-12 Mortgage Pass-Through Certificates, Series 2013-12.

17.	Pooling and Servicing Agreement, dated as of March 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A.

as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2014-1 Mortgage Pass-Through Certificates, Series 2014-1.
18.

Pooling and Servicing Agreement, dated as of July 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2014-2 Mortgage Pass-Through Certificates, Series 2014-2.

19.

Pooling and Servicing Agreement, dated as of September 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2014-3 Mortgage Pass-Through Certificates, Series 2014-3.

20.

Pooling and Servicing Agreement, dated as of November 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2014-4 Mortgage Pass-Through Certificates, Series 2014-4.

21.

Pooling and Servicing Agreement, dated as of January  1, 2015, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2015-1 Mortgage Pass-Through Certificates, Series 2015-1.

22.

Pooling and Servicing Agreement, dated as of April 1, 2015, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2015-2 Mortgage Pass-Through Certificates, Series 2015-2.

23.

Pooling and Servicing Agreement, dated as of June 1, 2015, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2015-3 Mortgage Pass-Through Certificates, Series 2015-3.

24.

Pooling and Servicing Agreement, dated as of November 1, 2015, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2015-4 Mortgage Pass-Through Certificates, Series 2015-4.

25.

Pooling and Servicing Agreement, dated as of May 1, 2016, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2016-1 Mortgage Pass-Through Certificates, Series 2016-1.

26.

Pooling and Servicing Agreement, dated as of July 1, 2016, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2016-2 Mortgage Pass-Through Certificates, Series 2016-2.

27.

Pooling and Servicing Agreement, dated as of October 1, 2016 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2016-3 Mortgage Pass-Through Certificates, Series 2016-3.

28.

Pooling and Servicing Agreement, dated as of January 1, 2017 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2017-1 Mortgage Pass-Through Certificates, Series 2017-1.

29.

Pooling and Servicing Agreement, dated as of February 1, 2017 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2017-2 Mortgage Pass-Through Certificates, Series 2017-2.

30.

Pooling and Servicing Agreement, dated as of March 1, 2017 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2017-3 Mortgage Pass-Through Certificates, Series 2017-3.

31.

Pooling and Servicing Agreement, dated as of June 1, 2017 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2017-4 Mortgage Pass-Through Certificates, Series 2017-4.

32.

Pooling and Servicing Agreement, dated as of July 1, 2017 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2017-5 Mortgage Pass-Through Certificates, Series 2017-5.

33.

Pooling and Servicing Agreement, dated as of August 1, 2017 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2017-6 Mortgage Pass-Through Certificates, Series 2017-6.

34.

Pooling and Servicing Agreement, dated as of September 1, 2017 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2017-7 Mortgage Pass-Through Certificates, Series 2017-7.

35.

Pooling and Servicing Agreement, dated as of September 1, 2017 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2017-CH1 Mortgage Pass-Through Certificates, Series 2017-CH1.

36.

Pooling and Servicing Agreement, dated as of November 1, 2017 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2017-CH2 Mortgage Pass-Through Certificates, Series 2017-CH2.

37.

Pooling and Servicing Agreement, dated as of January 1, 2018 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2018-1 Mortgage Pass-Through Certificates, Series 2018-1.

38.

Pooling and Servicing Agreement, dated as of January  1, 2018 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2018-2 Mortgage Pass-Through Certificates, Series 2018-2.

39.

Pooling and Servicing Agreement, dated as of February 1, 2018 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2018-3 Mortgage Pass-Through Certificates, Series 2018-3.

40.

Pooling and Servicing Agreement, dated as of April 1, 2018 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2018-4 Mortgage Pass-Through Certificates, Series 2018-4.

41.

Pooling and Servicing Agreement, dated as of April 1, 2018 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2018-5 Mortgage Pass-Through Certificates, Series 2018-5.

42.

Pooling and Servicing Agreement, dated as of June 1 2018 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2018-6 Mortgage Pass-Through Certificates, Series 2018-6.

43.

Pooling and Servicing Agreement, dated as of August 1, 2018 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC, as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2018-7 Mortgage Pass-Through Certificates, Series 2018-7.

44.

Pooling and Servicing Agreement, dated as of October 1, 2018 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC, as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2018-8 Mortgage Pass-Through Certificates, Series 2018-8.

45.

Pooling and Servicing Agreement, dated as of February 1, 2018 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2018-CH1 Mortgage Pass-Through Certificates, Series 2018-CH1.

46.	Pooling and Servicing Agreement, dated as of May 1, 2018 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2018-CH2 Mortgage Pass-Through Certificates, Series 2018-CH2.
47.

Pooling and Servicing Agreement, dated as of July 1, 2018 by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2018-CH3 Mortgage Pass-Through Certificates, Series 2018-CH3.

48.

Pooling and Servicing Agreement, dated as of September  1, 2018 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC, as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2018-CH4 Mortgage Pass-Through Certificates, Series 2018-CH4.

49.

Pooling and Servicing Agreement, dated as of January 1, 2019 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC, as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2019-1 Mortgage Pass-Through Certificates, Series 2019-1.

50.

Pooling and Servicing Agreement, dated as of May 1, 2019 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2019-2 Mortgage Pass-Through Certificates, Series 2019-2.

51.

Pooling and Servicing Agreement, dated as of August 1, 2019 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2019-3 Mortgage Pass-Through Certificates, Series 2019-3.

52.

Pooling and Servicing Agreement, dated as of October 1, 2019 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2019-4 Mortgage Pass-Through Certificates, Series 2019-4.

53.

Pooling and Servicing Agreement, dated as of November 1, 2019 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2019-5 Mortgage Pass-Through Certificates, Series 2019-5.

54.

Pooling and Servicing Agreement, dated as of February 1, 2019 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2019-CH1 Mortgage Pass-Through Certificates, Series 2019-CH1.

55.

Pooling and Servicing Agreement, dated as of July  1, 2019 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC.,  as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2019-CH2 Mortgage Pass-Through Certificates, Series 2019-CH2.

56.

Pooling and Servicing Agreement, dated as of September  1, 2019 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2019-CH3 Mortgage Pass-Through Certificates, Series 2019-CH3.

57.

Pooling and Servicing Agreement, dated as of January 1, 2020 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2020-1 Mortgage Pass-Through Certificates, Series 2020-1.

58.

Pooling and Servicing Agreement, dated as of February 1, 2020 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2020-2 Mortgage Pass-Through Certificates, Series 2020-2

59.

Pooling and Servicing Agreement, dated as of March 1, 2020 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2020-3 Mortgage Pass-Through Certificates, Series 2020-3

60.

Pooling and Servicing Agreement, dated as of October 1, 2020 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2020-4 Mortgage Pass-Through Certificates, Series 2020-4.

61.

Pooling and Servicing Agreement, dated as of December 1, 2020 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2020-5 Mortgage Pass-Through Certificates, Series 2020-5.

62.

Pooling and Servicing Agreement, dated as of June 1, 2020 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust,  National Association, as trustee for Sequoia Mortgage Trust, 2020-MC1 Mortgage Pass-Through Certificates, Series 2020-MC1